UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2015

TRANS-LUX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 2001, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On December 8, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of Trans-Lux Corporation, a Delaware corporation (the “Company”), approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015, effective immediately, and dismissed BDO USA, LLP (“BDO”) as the Company's independent registered public accounting firm.  The change in the Company’s independent registered public accounting firm was made to reduce the fees payable by the Company in connection with the audit of its financial statements for the fiscal year ending December 31, 2015.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO’s audit reports stated that such financial statements have been prepared assuming that the Company will continue as a going concern.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through December 8, 2015, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of BDO’s letter dated December 10, 2015, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through December 8, 2015, neither the Company nor anyone acting on its behalf has consulted with Marcum regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of BDO USA, LLP dated December 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

By:	/s/ Robert J. Conologue
Robert J. Conologue
Senior Vice President and
Chief Financial Officer

By:	/s/ Todd Dupee
Todd Dupee
Vice President, Finance and Controller

Dated:  December  10, 2015